UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2005

KESTREL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-9261	84-0772451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1726 Cole Boulevard, Suite 210	Lakewood, Colorado	80401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303)295-0344

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Kestrel Energy, Inc., the Registrant, issued a press release on May 20, 2005, announcing the filing with the SEC of a Schedule 13E-3 under Rule 13e-3 for a “going private transaction” and a Schedule 14A and Preliminary Proxy Statement soliciting the Registrant’s shareholders for approval of a 100-for-1 reverse stock split. Attached as Exhibit 99.1 is that press release which is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.    Description

99.1                Press Release dated May 20, 2005 of Kestrel Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KESTREL ENERGY, INC. (Registrant)
Date May 20, 2005	By: /s/Timothy L. Hoops Timothy L. Hoops, President